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                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              Current Report

                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934



     Date of Report:                         January 11, 1996
(Date of earliest event reported)



                     BROWNING-FERRIS INDUSTRIES, INC.
            (Exact name of registrant as specified in charter)


                       Commission file number 1-6805



       Delaware                         74-1673682
  (State of Incorporation)         (I.R.S. Employer Identification No.)

     757 N. Eldridge
     Houston, Texas                                            77079
(Address of Principal Executive Offices)                    (Zip Code)


Registrant s telephone number, including area code: 713/870-8100.


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Item 5.   Other Events

The last sentence of the first paragraph under the heading "Description of Notes - General" to the Registrant's Prospectus Supplement dated January 11, 1996 to Prospectus dated January 11, 1996 (Registration No. 33-65055), regarding the offering by the Company of $200,000,000 aggregate principal amount of its 6.10% Senior Notes due January 15, 2003 and $200,000,000 aggregate principal amount of its 6.375% Senior Notes due January 15, 2008, should read as follows:

     "The Notes will bear interest from January 17, 1996, at the rates per annum stated on the cover page of this Prospectus Supplement, payable semiannually on January 15 and July 15, commencing July 15, 1996, to holders of record at the close of business on the last day of the month immediately preceding the month in which such interest payment is due, except as otherwise provided in the Senior Indenture."


Item 7.   Financial Statements and Exhibits

This Form 8-K is being filed in order to file certain exhibits to Registration Statement No. 33-65055 and such exhibits are being incorporated into Registration Statement No. 33-65055.





Exhibits

1(b)     Underwriting Agreement between
               Browning-Ferris Industries,
               Inc. and J.P. Morgan Securities
               Inc., CS First Boston
               Corporation, Goldman, Sachs &
               Co., Lehman Brothers Inc., and
               Morgan Stanley & Co.
               Incorporated, as
               Representatives of the
               Underwriters named therein,
               dated January 11, 1996

4(k)   Form of 6.10% Senior Note due
       January 15, 2003


4(l)   Form of 6.375% Senior Note due
       January 15, 2008




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                 SIGNATURE


                                   BROWNING-FERRIS INDUSTRIES, INC.
                                          (Registrant)

                                     /s/ Gerald K. Burger
January 16, 1996.               By:_____________________________
                                    Gerald K. Burger
                                    Vice President and Secretary